EXECUTION COPY

$400,000,000
DT ACCEPTANCE CORPORATION
DRIVETIME AUTOMOTIVE GROUP, INC.
8.00% Senior Secured Notes due 2021
PURCHASE AGREEMENT
May 22, 2014
WELLS FARGO SECURITIES, LLC
As the Representative
of the Initial Purchasers listed in
Schedule I hereto
c/o Wells Fargo Securities, LLC
550 South Tryon Street
Charlotte, North Carolina 28202
Ladies and Gentlemen:
DT Acceptance Corporation, an Arizona corporation (“DTAC”), and DriveTime Automotive Group, Inc., a Delaware corporation (“DTAG,” and together with DTAC, the “Issuers”), and each of the Guarantors (as hereinafter defined) hereby agree with you as follows:
1.Issuance of Notes. Subject to the terms and conditions herein contained, each Issuer together proposes to issue and sell to the several initial purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), up to $400,000,000 aggregate principal amount of 8.00% Senior Secured Notes due 2021 (each a “Note” and, collectively, the “Notes”). The Notes will be unconditionally guaranteed (each a “Guarantee”, and together with the Notes, the “Securities”) as to payment of principal and interest (a) on a senior secured basis by the guarantors set forth on Schedule II hereto (the “Secured Guarantors”) and (b) on a senior unsecured basis by the guarantors set forth on Schedule III hereto (the “Unsecured Guarantors” and together with the Secured Guarantors, the “Guarantors”). The Securities to be issued and sold to the Initial Purchasers hereunder are referred to herein as the “Offered Securities.” The aggregate principal amount of the Offered Securities shall be $400,000,000. The Securities will be issued pursuant to an indenture, dated as of the Closing Date (the “Indenture”), by and among the Issuers, the Guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent (the “Trustee”). Pursuant to the terms of the Collateral Documents (as hereinafter defined), all of the obligations under the Securities and the Indenture will be secured by a lien and security interest in the First-Lien Collateral (as defined in the “Description of the Notes” section of the Final Offering Memorandum (as hereinafter defined)) of the Issuers and the Second-Lien Collateral (as defined in the Description of the Notes) of the Issuers and the Secured Guarantors. The term “Collateral Documents” as used herein shall mean (a) the Security Agreement to be dated as of the Closing Date (as hereinafter defined) and entered into by the Issuers and the Secured Guarantors, (b) the Pledge Agreement to be dated as of the Closing Date and entered into by DTAC

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and (c) the Deposit Account and Securities Account Control Agreement to be dated as of the Closing Date and entered into by DTAC (the “Deposit Account and Securities Account Control Agreement”) and (d) any other agreement, document or instrument pursuant to which a Lien (as hereinafter defined) is granted by the Issuers or a Guarantor to secure the obligations of the Issuers and the Guarantors under the Notes, the Notes Guarantees and the Indenture or under which rights or remedies with respect to any such Lien are governed. Capitalized terms used, but not defined herein, shall have the meanings set forth in the Description of the Notes.
The Offered Securities will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder (collectively, the “Securities Act”). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes shall bear the legends set forth in the final offering memorandum, dated the date hereof (the “Final Offering Memorandum”). The Issuers (a) have prepared (i) a preliminary offering memorandum, dated May 19, 2014 (the “Preliminary Offering Memorandum”) and (ii) a pricing term sheet, dated the date hereof, attached hereto as Schedule IV, which includes pricing terms and other information with respect to the Offered Securities (the “Pricing Supplement” and, together with the Preliminary Offering Memorandum, the “Time of Sale Document”) and (b) have prepared or will prepare the Final Offering Memorandum, in each case, relating to the offer and sale of the Offered Securities (the “Offering”). All references in this Purchase Agreement (this “Agreement”) to the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum include, unless expressly stated otherwise, (i) all amendments or supplements thereto, (ii) all financial statements and schedules and other information contained therein (and references in this Agreement to such information being “contained,” “included” or “stated” (and other references of like import) in the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum shall be deemed to mean all such information contained therein), (iii) any electronic Time of Sale Document or Final Offering Memorandum and (iv) any offering memorandum “wrapper” to be used in connection with offers to sell, solicitations of offers to buy or sales of the Offered Securities in non-U.S. jurisdictions.
2.    Terms of Offering. Each of the Initial Purchasers, severally and not jointly, have advised the Issuers, and the Issuers understand, that the several Initial Purchasers will make offers to sell (the “Exempt Resales”) some or all of the Offered Securities purchased by the several Initial Purchasers hereunder on the terms set forth in the Time of Sale Document to persons (the “Subsequent Purchasers”) (the first time when sales of the Securities are made is referred to as the “Time of Sale”) whom the several Initial Purchasers reasonably believe (i) are “qualified institutional buyers” (“QIBs”) (as defined in Rule 144A under the Securities Act), or (ii) are not “U.S. persons” (as defined in Regulation S under the Securities Act) and in compliance with the laws applicable to such persons in jurisdictions outside of the United States.
This Agreement, the Indenture, the Collateral Documents, the Intercreditor Agreement (as defined in the Description of the Notes), the Notes, the Guarantees and the Engagement Letter dated April 16, 2014 (the “Engagement Letter”) between the Issuers and Wells Fargo Securities, LLC are collectively referred to herein as the “Documents”, and the transactions contemplated hereby and thereby are collectively referred to herein as the “Transactions.” Nothing in this Agreement shall be read to limit or otherwise modify the terms and provisions of the Engagement Letter, provided that, in the event any terms of the Engagement Letter are inconsistent with or contradict any terms of this Agreement, this Agreement shall govern.
3.    Purchase, Sale and Delivery. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to the several Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, the aggregate principal amount of the Offered Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto at a purchase price of 98.294% of the aggregate principal amount thereof plus accrued interest, if any, from June 3, 2014 to the Closing Date. Delivery to the Initial Purchasers of and payment for the Offered Securities shall be made at a closing (the “Closing”) to be held at 10:00 a.m., New York time, on June 3, 2014 (the “Closing Date”) at the New York offices of Cravath, Swaine & Moore LLP (or such other place as shall be reasonably acceptable to the Representative); provided, however, that if the Closing has not taken place on the Closing Date because of a failure to satisfy one or more of the conditions specified in Section 7 hereof and this Agreement has not otherwise been terminated by the Representative in accordance with its terms, “Closing Date” shall mean 10:00 a.m. New York time on the first business day following the satisfaction (or waiver) of all such conditions after notification by the Issuers to the Representative of the satisfaction (or waiver) of such conditions.
The Issuers shall deliver to the nominee of the Depository Trust Company (“DTC”), for the account of the Initial Purchasers, one or more certificates representing the Offered Securities in definitive form, registered in such names and denominations as the Representative may request, against payment by the Representative of the purchase price therefor by immediately available federal funds bank wire transfer to such bank account or accounts as the Issuers shall designate to the Representative at least two business days prior to the Closing. The certificates representing the Offered Securities in definitive form shall be made available to the Representative for inspection at the New York offices of Cravath, Swaine & Moore LLP (or such other place as shall be reasonably acceptable to the Representative) not later than 10:00 a.m. New York time one business day immediately preceding the Closing Date. The Offered Securities will be represented by one or more definitive global securities in book-entry form and will be deposited on the Closing Date, by or on behalf of the Issuers, with DTC or its designated custodian, and registered in the name of Cede & Co.
4.    Representations and Warranties of the Issuers and the Guarantors. The Issuers and the Guarantors jointly and severally represent and warrant to, and agree with, each of the Initial Purchasers that, as of the date hereof and as of the Closing Date:

(a)
Offering Materials Furnished to Initial Purchasers. The Issuers have delivered or will deliver to the Initial Purchasers the Time of Sale Document, the Final Offering Memorandum and each Issuers Additional Written Communication (as hereinafter defined) in such quantities and at such places as the Initial Purchasers have reasonably requested.

(b)	Limitation on Offering Materials. The Issuers have not prepared, made, used, authorized, approved or distributed and, without consent of the Representative, will not, and will not cause or allow their agents or representatives to, prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Securities, or otherwise is prepared to market the Securities, other than (i) the Time of Sale Document, (ii) the Final Offering Memorandum and (iii) any marketing materials (including any roadshow or investor presentation materials) or other written communications, in each case used in accordance with Section 5(c) hereof (each such communication by the Issuers or their agents or representatives described in this clause (iii), an “Issuers Additional Written Communication”).

(c)
No Material Misstatement or Omission. (i) The Time of Sale Document, as of the date thereof, did not and, at all times subsequent thereto through the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Final Offering Memorandum, as of the date thereof, did not and, at the time of each sale of the Securities and at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) each such Issuers Additional Written Communication, if any, when taken together with the Time of Sale Document, did not, and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that the representations and warranties set forth in this paragraph do not apply to statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser and furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use in the Time of Sale Document or the Final Offering Memorandum as set forth in Section 13. No injunction or order has been issued that either (i) asserts that any of the Transactions is subject to the registration requirements of the Securities Act or (ii) would prevent or suspend the issuance or sale of any of the Securities or the use of the Time of Sale Document or the Final Offering Memorandum in any jurisdiction.

(d)
Preparation of the Financial Statements. The audited consolidated financial statements and related notes of the Issuers and the Subsidiaries contained in the Time of Sale Document and the Final Offering Memorandum (the “Financial Statements”) present fairly the financial position, results of operations and cash flows of the Issuers and the consolidated Subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The financial data set forth under the captions “Summary Historical Consolidated Financial and Other Data,” “Selected Historical Consolidated Financial and Other Data” and “Capitalization” in the Time of Sale Document and the Final Offering Memorandum fairly present the information set forth therein on a basis consistent with that of the Financial Statements.

(e)
Independent Accountants. Grant Thornton LLP, which has certified and expressed its opinion with respect to the financial statements, including the related notes thereto, contained in the Time of Sale Document and the Final Offering Memorandum, is an independent registered public accounting firm with respect to the Issuers under Rule 3600T of the Public Company Accounting Oversight Board’s Interim Independence Standards and its interpretations and rulings, and, to the knowledge of the Issuers, its registration has not been suspended or revoked and Grant Thornton LLP has not requested such registration to be withdrawn.

(f)
No Material Adverse Change. Subsequent to the respective dates as of which information is contained in the Time of Sale Document, except as disclosed in the Time of Sale Document and the Final Offering Memorandum, (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the results of operations, business, operations or prospects of the Issuers and their Subsidiaries, taken as a whole (any such change is called a “Material Adverse Change”); (ii) the Issuers and their Subsidiaries, taken as a whole, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Issuers or, except for dividends paid to the Issuers or other Subsidiaries, any of their Subsidiaries, on any class of capital stock or repurchase or redemption by the Issuers or any of their Subsidiaries of any class of capital stock.

(g)
Rating Agencies. No “nationally recognized statistical rating organization” (as that term is used in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act (as hereinafter defined)) (i) has imposed (or has informed the Issuers that it is considering imposing) any condition (financial or otherwise) to retain any rating assigned to the Issuers or any of the Subsidiaries or to any securities of the Issuers or any of the Subsidiaries or (ii) has indicated to the Issuer that it is considering (A) the downgrading, suspension, or withdrawal of, or any review (or of any potential or intended review) for a possible change in, any rating so assigned (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) or (B) any change in the outlook for any rating of the Issuers, Guarantors or any of the Subsidiaries or any securities of the Issuers, Guarantors or any of the Subsidiaries.

(h)
Subsidiaries. Each corporation, partnership or other entity in which each Issuer, directly or indirectly through any of its subsidiaries, owns more than fifty percent (50%) of any class of equity securities or interests is listed on Schedule V attached hereto (the “Subsidiaries”).

(i)
Incorporation and Good Standing of the Issuers and the Subsidiaries; MAC. Each Issuer and each of the Subsidiaries (i) has been duly organized or formed, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Time of Sale Document and in the Final Offering Memorandum and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership or other entity as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(j)
Capitalization and Other Capital Stock Matters. All of the issued and outstanding shares of capital stock or other equity interests of each Issuer and each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of, and are not subject to, any preemptive or similar rights. The consolidated balance sheet of the Issuers included within the Financial Statements sets forth, as of its date, the capitalization of the Issuers (other than subsequent issuances, if any, as described in the Time of Sale Document and Final Offering Memorandum). All of the outstanding shares of capital stock or other equity interests of each Issuer and the outstanding shares of capital stock or other equity interests of each of the Subsidiaries are owned, directly or indirectly, by the Issuers, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens”), other than Permitted Liens and those imposed by the Securities Act and the securities or “Blue Sky” laws of certain U.S. state or non-U.S. jurisdictions and those that will be terminated on or prior to the Closing Date. Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there are no outstanding (A) options or other rights to purchase from either Issuer or any of the Subsidiaries, (B) agreements, contracts, arrangements or other obligations of either Issuer or any of the Subsidiaries to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership or equity interests in either Issuer or any of the Subsidiaries.

(k)
Legal Power and Authority. Each of the Issuers and the Guarantors has all necessary power and authority to execute, deliver and perform their respective obligations under the Documents to which they are a party and to consummate the Transactions.

(l)
This Agreement, the Indenture, the Collateral Documents and the Intercreditor Agreement. This Agreement has been duly authorized, executed and delivered by each of the Issuers and the Guarantors. The Indenture has been duly and validly authorized by each of the Issuers and the Guarantors. Each of the Collateral Documents and the Intercreditor Agreement has been duly and validly authorized by each of the Issuers and the Secured Guarantors party thereto. Each of the Indenture, the Collateral Documents and the Intercreditor Agreement , when executed and delivered by each of the Issuers and the Guarantors party thereto, will constitute a legal, valid and binding obligation of each of such Issuers and Guarantors, enforceable against each of the Issuers and the Guarantors party thereto in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The Documents, including the Indenture, the Collateral Documents, the

Intercreditor Agreement and this Agreement, will conform, in all material respects, to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum.

(m)
Securities. The Securities have each been duly authorized by the Issuers and, when issued and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Issuers, entitled to the benefit of the Indenture and the Collateral Documents, and enforceable against the Issuers in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, the Securities will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum and will be in the form contemplated by the Indenture.

(n)
Guarantees. The Guarantees have been duly authorized by the Guarantors, have been duly executed, authenticated, issued and delivered, and constitute legal, valid and binding obligations of the Guarantors, entitled to the benefit of the Indenture and, with respect to the Secured Guarantors, the Collateral Documents, and enforceable against such Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The Guarantees conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum.

(o)	Collateral.
(i)    Upon:

(1)
in the case of such portion of the Collateral (as defined in the Collateral Documents) constituting investment property represented or evidenced by certificates or other instruments, delivery to the Collateral Agent (as defined in the Collateral Documents) of such certificates or instruments in accordance with the Collateral Documents, and in the case of all other investment property, the filing of financing statements in the appropriate filing office, registry or other public office, together with the payment of the requisite filing or recordation fees related thereto;

(2)
in the case of such portion of the Collateral constituting deposit accounts and securities accounts, delivery to the Collateral Agent of the Deposit Account and Securities Account Control Agreement and such other agreements or instruments, in each case satisfactory in form and substance to the Collateral

Agent and duly executed by the applicable depositary bank or securities intermediary, as may be necessary or, in the opinion of the Collateral Agent, desirable to establish and maintain control of such deposit accounts and securities accounts from time to time; and

(3)
in the case of any other Collateral a Lien in which may be perfected by filing of an initial financing statement in the appropriate filing office, registry or other public office, the filing of financing statements in such filing office, registry or other public office, together with the payment of the requisite filing or recordation fees related thereto, and in the case of any other Collateral a Lien in which is perfected by possession or control, when the Collateral Agent obtains possession or control thereof;

the Liens granted pursuant to the Collateral Documents will constitute valid and enforceable perfected Liens, in each case, prior and superior in right to any other person therein (other than any person holding a Permitted Collateral Lien (as defined in the Description of the Notes)).

(ii)
As of the Closing Date, there will be no currently effective financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Issuers, any Guarantor or any Subsidiary or any rights thereunder, except for Permitted Liens (as defined in the Description of the Notes).

(iii)
All information certified by an officer of the Issuers in the perfection certificate dated on or before the Closing Date (the “Perfection Certificate”) and delivered by such officer on behalf of the Issuers is true and correct as of such date.

(iv)
The representations and warranties of the Issuers in the Collateral Documents are true and correct (if such representations and warranties are not already qualified with respect to materiality) in all material respects.

(v)
The Collateral conforms or will conform in all material respects to the description thereof contained in the Time of Sale Document, the Final Offering Memorandum and any Issuers Additional Written Communication.

(p)
Compliance with Existing Instruments. Neither of the Issuers nor any of the Subsidiaries is (i) in violation of its certificate of incorporation, by-laws or other organizational documents (the “Charter Documents”); (ii) in violation of any U.S. or non-U.S. federal, state or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation, order or injunction (collectively, “Applicable Law”) of any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”), applicable to any of them or any of their respective properties; or (iii) in conflict with or in breach of or default under any bond, debenture, note, loan or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is or may be bound (collectively, the “Applicable Agreements”), except, in the case of clauses (ii) and (iii) for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The Issuers’ execution and delivery of the Documents, the consummation of the transactions contemplated hereby and the issuance of the Securities will not (a) violate such Charter Documents, (b) violate Applicable Laws or (c) constitute a breach of or default (or would not, with the giving of notice or lapse of time, constitute a default) or a “Debt Repayment Triggering Event” (as hereinafter defined) under any Applicable Agreement, except, in the case of clauses (b) and (c) for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Issuers or any of the Subsidiaries or any of their respective properties.

(q)
No Conflicts. Neither the execution, delivery or performance of the Documents nor the consummation of any of the Transactions will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) or a Debt Repayment Triggering Event, or result in the imposition of a Lien on any property of the Issuers or any of the Subsidiaries (except for Liens pursuant to the Collateral Documents), under (i) the Charter Documents, (ii) any Applicable Agreement, (iii) any Applicable Law or (iv) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting the Issuers and the Guarantors, except, in the case of clauses (ii), (iii) and (iv) for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(r)
No Consents. No consent, approval, authorization, order, filing or registration of or with any Governmental Authority is required for execution, delivery or performance of the Documents or the consummation of the Transactions by the Issuers and the Guarantors, except (i) such as have been obtained or made or will be obtained or made by the Closing Date by the Issuers and the Guarantors and (ii) as may be required under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions or other non-U.S. laws applicable to the purchase of the Securities outside the United States in connection with the Transactions, including the filing of a Form D with the SEC.

(s)
No Material Applicable Laws or Proceedings. Except as otherwise disclosed in the Preliminary Offering Memorandum, there are no legal or governmental actions, suits, investigations or proceedings pending or, to the best of the Issuers’ knowledge, threatened (i) against or affecting the Issuers or any of the Subsidiaries, (ii) which have as the subject thereof any officer or director of the Issuers (in such person’s capacity as such or otherwise required to be disclosed), or property owned or leased by, the Issuers or any of the Subsidiaries or (iii) relating to environmental or employment discrimination matters, where in any such case any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the ability of the Issuers or any Guarantor to perform its obligations contemplated by the Documents. No material labor dispute with the employees of the Issuers or any of their Subsidiaries exists or, to the best of the Issuers’ knowledge, is threatened or imminent.

(t)
All Necessary Permits. Each of the Issuers and the Subsidiaries possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to conduct its businesses as described in the Time of Sale Document and the Final Offering Memorandum (“Permits”), except where the failure to possess such Permits would not, individually or in the aggregate, result in a Material Adverse Change; and none of the Issuers or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except where such revocation or modification would not, individually or in the aggregate, result in a Material Adverse Change.

(u)
Title to Properties. The Issuers and each of the Subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the Financial Statements, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects that would materially affect the value thereof or materially interfere with the use made or proposed to be made thereof, except for Permitted Liens (or, in the case of Collateral, Permitted Collateral Liens). Except as otherwise disclosed in the Final Offering Memorandum, the real property, improvements, equipment and personal property held under lease by the Issuers or any Subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Issuers or such Subsidiary.

(v)
Tax Law Compliance. The Issuers and each of their Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have requested extensions thereof (except in any case in which the failure to so file would not result in a Material Adverse Change) and, except as disclosed in the Time of Sale Document and the Final Offering Memorandum, have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any such taxes, assessments, fines or penalties being contested in good faith or where such failure to pay would not result in a Material Adverse Change.

(w)
Intellectual Property Rights. Each of the Issuers and the Subsidiaries owns, or possesses, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, domain names and trade names (collectively, “Intellectual Property”) reasonably necessary for the conduct of its businesses. The Issuers and the Subsidiaries are not a party to, or bound by, any options, licenses or agreements with respect to the intellectual property rights of any other person or entity that are necessary to be described in the Time of Sale Document or the Final Offering Memorandum to avoid a material misstatement or omission and are not described therein. Except as otherwise disclosed in the Preliminary Offering Memorandum, none of the Issuers or their Subsidiaries has received any written claim or written notice of any potential claim from any person challenging the use of any such Intellectual Property by the Issuers or any of the Subsidiaries or questioning the validity or effectiveness of any Intellectual Property or any license or agreement related thereto, other than any claims that, if successful, would not, individually or in the aggregate, result in a Material Adverse Change. None of the Intellectual Property used by the Issuers or any of the Subsidiaries has been obtained or is hereby used by the Issuers or any of the Subsidiaries in violation of any contractual obligation binding on the Issuers or any of the Subsidiaries or, to the Issuers or any of the Subsidiaries’ knowledge, its officers, directors or employees or otherwise in violation of the rights of any person, in each case where any such violation would result in a Material Adverse Change.

(x)
ERISA Matters. Each of the Issuers, the Subsidiaries and each ERISA Affiliate (as hereinafter defined) has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) with respect to each “pension plan” (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA, which the Issuers, the Subsidiaries or any ERISA Affiliate sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). None of the Issuers, the Subsidiaries or any ERISA Affiliate has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. “ERISA Affiliate” means a corporation, trade or business that is, along with the Issuers or any Subsidiary, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414 of the Code or Section 4001 of ERISA.

(y)
Labor Matters. (i) Neither of the Issuers nor any of the Guarantors is party to or bound by any collective bargaining agreement with any labor organization; (ii) there is no union representation question existing with respect to the employees of the Issuers or the Guarantors, and, to the knowledge of the Issuers, no union organizing activities are taking place that, could, individually or in the aggregate, result in a Material Adverse Change; (iii) to the knowledge of the Issuers, no union organizing or decertification efforts are underway or threatened against the Issuers or the Guarantors; (iv) no labor strike, work stoppage, slowdown or other material labor dispute is pending against the Issuers or the Guarantors, or, to the Issuers’ knowledge, threatened against the Issuers or the Guarantors; (v) there is no worker’s compensation liability, experience or matter that could be reasonably expected to result in a Material Adverse Change; (vi) to the knowledge of the Issuers, there is no threatened or pending liability against the Issuers or the Guarantors pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended (“WARN”), or any similar state or local law; and (vii) there is no employment-related action, suit or proceeding pending against the Issuers or the Guarantors that could, individually or in the aggregate, result in a Material Adverse Change.

(z)
Compliance with Environmental Laws. Except in each case as would not result in a Material Adverse Change, (i) none of the Issuers and the Subsidiaries is in violation of, has any liability under or is required to incur any cost to achieve compliance with any applicable U.S. or non-U.S. federal, state and local laws and regulations relating to health and safety, or the pollution or the protection of the environment or hazardous or toxic substances of wastes, pollutants or contaminants (“Environmental Laws”), (ii) the Issuers and the Subsidiaries have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its respective businesses and (iii) there are no pending or, to the best of the Issuers’ knowledge, threatened administrative, regulatory or judicial actions, suits or proceedings against the Issuers or any of the Subsidiaries, and neither the Issuers nor any of the Subsidiaries has received any written demands, claims, liens, orders, judgments, notices of noncompliance or violation or notices of investigation or potential responsibility, in each case relating to any Environmental Law.

(aa)
Insurance. Each of the Issuers and the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. Neither the Issuers nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, result in a Material Adverse Change.

(bb)
Accounting System. The Issuers and each of the Subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls and procedures sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences. Except as disclosed in the Time of Sale Document and Final Offering Memorandum, there has not been and is no material weakness in the Issuers’ or Subsidiaries’ internal control over financial reporting (whether or not remediated) and since December 31, 2013, there has been no change in the Issuers’ or Subsidiaries’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Issuers’ or Subsidiaries’ internal control over financial reporting.

(cc)
Use of Proceeds; Solvency; Going Concern. The Issuers will use the proceeds of the Offering in the manner described in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds.” On the Closing Date, after giving pro forma effect to the Offering and the use of proceeds therefrom described under the caption “Use of Proceeds” in the Time of Sale Document and Final Offering Memorandum, the Issuers and each Guarantor (i) will be Solvent (as hereinafter defined), (ii) will have sufficient capital for carrying on its business and (iii) will be able to pay its debts as they mature. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the fair value of the properties of the Issuers and the Subsidiaries, taken as a whole, will exceed their consolidated debts and liabilities, subordinated, contingent or otherwise; (ii) the Issuers and each Guarantor is able to pay or refinance its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Time of Sale Document and Final Offering Memorandum, neither the Issuers nor any Guarantor is incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (iv) the Issuers and the Subsidiaries, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

(dd)
No Price Stabilization or Manipulation. Neither of the Issuers nor any of the Subsidiaries has and, to the Issuers’ knowledge, no one acting on their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Issuers, whether to facilitate the sale or resale of any of the Securities or otherwise, (ii) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, any of the Securities or (iii) except as disclosed in the Time of Sale Document and the Final Offering Memorandum, paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities.

(ee)
No Registration Required Under the Securities Act or Qualification Under the Trust Indenture Act. Without limiting any provision herein, no registration under the Securities Act and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC thereunder, is required for the offer or sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs or “accredited investors” (as defined under Regulation D of the Securities Act) or are otherwise not “U.S. persons” (as defined under Regulation S of the Securities Act) and (ii) the accuracy of each Initial Purchaser’s representations contained herein regarding the absence of general solicitation in connection with the sale of the Offered Securities and in the Exempt Resales.

(ff)
No Integration. The Securities will be, upon issuance, eligible for resale pursuant to Rule 144A under the Securities Act, and no other securities of the Issuers are of the same class (within the meaning of Rule 144A under the Securities Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a U.S. automated inter-dealer quotation system. No securities of the Issuers of the same class as the Securities have been offered, issued or sold by the Issuers or any of their affiliates within the six-month period immediately prior to the date hereof; and the Issuers do not have any intention of making, and will not make, an offer or sale of such securities of the Issuers of the same class as the Securities, for a period of six months after the date of this Agreement, except for the offering of the

Securities as contemplated by this Agreement. As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act.

(gg)
No Directed Selling Efforts. None of the Issuers, any of their affiliates or any other person acting on behalf of the Issuers has, with respect to Securities sold outside the United States, offered the Securities to buyers qualifying as “U.S. persons” (as defined in Rule 902 under the Securities Act) or engaged in any directed selling efforts within the meaning of Rule 902 under the Securities Act; the Issuers, any affiliate of the Issuers and any person acting on behalf of the Issuers have complied with and will implement the “offering restrictions” within the meaning of such Rule 902; and neither the Issuers nor any of their affiliates have entered or will enter into any arrangement or agreement with respect to the distribution of the Securities, except for this Agreement; provided that no representation is made in this paragraph with respect to the actions of the Initial Purchasers.

(hh)
No General Solicitation; Regulation D Compliance. None of the Issuers, any of their affiliates or any other person acting on behalf of the Issuers (i) has offered or sold (or will offer or sell) the Securities by means of any general solicitation or general advertising within the meaning of Regulation D under the Securities Act or (ii) has solicited (or will solicit) offers to buy the Securities from persons it reasonably believes are not “accredited investors” (as defined in Regulation D under the Securities Act).

(ii)
No Applicable Registration or Other Similar Rights. Except as otherwise disclosed in the Time of Sale Document and the Final Offering Memorandum, there are no persons with registration or other similar rights to have any equity or debt securities of the Issuers or the Subsidiaries registered for sale under a registration statement.

(jj)
Margin Requirements. None of the Transactions or the application of the proceeds of the Securities will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).

(kk)
Investment Company Act. The Issuers have been advised of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Investment Company Act”); as of the date hereof and, after giving effect to the Offering and the use of proceeds of the Offering, each of the Issuers, Guarantors and the Subsidiaries is not and will not be, individually or on a consolidated basis, an “investment company” that is required to be registered under the Investment Company Act.

(ll)
No Brokers. The Issuers have not engaged any broker, finder, commission agent or other person (other than the Initial Purchasers) in connection with the Offering or any of the Transactions, and the Issuers are not under any obligation to pay any broker’s fee or commission in connection with such Transactions (other than commissions or fees to the Initial Purchasers).

(mm)	No Restrictions on Payments of Dividends. As of the Closing Date, except as otherwise disclosed in the Time of Sale Document and the Final Offering Memorandum, and otherwise permitted under the terms of the Indenture, there will be no encumbrances or restrictions on the ability of any Subsidiary of the Issuers (x) to pay dividends or make other distributions on such Subsidiary’s capital stock or to pay any indebtedness to the Issuers or any other Subsidiary of the Issuers, (y) to make loans or advances or pay any indebtedness to, or investments in, the Issuers or any other Subsidiary or (z) to transfer any of its property or assets to the Issuers or any other Subsidiary of the Issuers.

(nn)
Foreign Corrupt Practices Act. Neither the Issuers nor any of their Subsidiaries nor, to the knowledge of the Issuers, any director, officer, agent, employee, affiliate or other person acting on behalf of the Issuers or any of their Subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Issuers and their Subsidiaries and, to the knowledge of the Issuers, the Issuers’ affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(oo)
Money Laundering. The operations of the Issuers and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or Governmental Authority or any arbitrator involving the Issuers or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Issuers’ knowledge, after due inquiry, threatened.

(pp)
OFAC. Neither of the Issuers nor the Subsidiaries nor, to the Issuers’ knowledge, any director, officer, agent, employee or affiliate of the Issuers or any of the Subsidiaries or other person acting on their behalf is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Issuers will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(qq)
Financial Services and Market Act. The Issuers have not taken or omitted to take any action and will not take any action or omit to take any action (such as issuing any press release or making any other public announcement referring to the Offering without an appropriate stabilization legend) which may result in the loss by any Initial Purchaser of the ability to rely on any stabilization safe harbour provided by the Financial Services Authority of the United Kingdom under the Financial Services and Markets Act 2000 (the “FSMA”); provided, however, that an appropriate stabilization legend was not in the Preliminary Offering Memorandum or the Pricing Term Sheet. The Issuers have been informed of the guidance relating to stabilization provided by the Financial Services Authority of the United Kingdom, in particular the guidance contained in Section MAR 2 of the Financial Services Handbook.

(rr)
Certificates. Each certificate signed by any officer of the Issuers, Guarantors or any of the Subsidiaries, delivered to the Representative shall be deemed a representation and warranty by the Issuers, Guarantors or any such Subsidiary (and not individually by such officer) to the Initial Purchasers with respect to the matters covered thereby.

(ss)
No Undisclosed Relationships. There are no business relationships or related-party transactions, direct or indirect, involving the Issuers or any of the Subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Issuers or any of the Subsidiaries or any other person, on the other, that would be required by the Securities Act to be described in a registration statement on Form S-1 to be filed with the SEC or required to be described in the Time of Sale Document and the Final Offering Memorandum which have not been described as required.

(tt)
No Outstanding Loans or Other Extensions of Credit. As of the date hereof, neither of the Issuers nor any of the Subsidiaries extends or maintains credit in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Issuers and/or such Subsidiary, except as disclosed in the Time of Sale Document and the Final Offering Memorandum.

(uu)
Compliance with Laws. Each of the Issuers, Guarantors and the Subsidiaries is conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be in such compliance would not result in a Material Adverse Change.

(vv)
Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in the Time of Sale Document or the Final Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ww)
Industry Statistical and Market Data. Nothing has come to the attention of the Issuers or any Guarantor that has caused the Issuers or such Guarantor to believe that the industry statistical and market-related data included or that will be included in the Time of Sale Document and the Final Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(xx)	Sarbanes-Oxley Act. There is and has been no failure on the part of the Issuers or any of the Issuers’ directors or officers, in their capacities as such, to comply, to the extent applicable thereto, with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.
5.    Covenants of the Issuers and the Guarantors. Each of the Issuers and the Guarantors jointly and severally agree:

(a)
Securities Law Compliance. To (i) advise the Representative promptly after obtaining knowledge (and, if requested by the Representative, confirm such advice in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Time of Sale Document, any Issuers Additional Written Communication or the Final Offering Memorandum, untrue or that requires the making of any additions to or changes in the Time of Sale Document, any Issuers Additional Written Communication, or the Final Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)
Offering Documents. To (i) furnish the Initial Purchasers, without charge, as many copies of the Time of Sale Document and the Final Offering Memorandum, and any amendments or supplements thereto, as the Representative may reasonably request, and (ii) promptly prepare, upon the Representative’s reasonable request, any amendment or supplement to the Time of Sale Document or Final Offering Memorandum that the Representative, upon advice of legal counsel, determines may be necessary in connection with Exempt Resales (and the Issuers and the Guarantors hereby consent to the use of the Time of Sale Document and the Final Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales).

(c)
Consent to Amendments and Supplements. Not to amend or supplement the Time of Sale Document or the Final Offering Memorandum prior to the Closing Date, or at any time prior to the completion of the resale by the Initial Purchasers of all the Offered Securities purchased by the Initial Purchasers, unless the Representative shall previously have been advised thereof and shall have provided its written consent thereto. Before making, preparing, using, authorizing, approving or referring to any Issuers Additional Written Communications, the Issuers will furnish to the Representative and Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects. The Issuers and the Guarantors consent to the use by the Initial Purchasers of any Issuers Additional Written Communication that contains (A) information describing the preliminary terms of the Securities or their offering or (B) information that describes the final terms of the Securities or their offering and that is included in or is subsequently included in the Final Offering Memorandum, including by means of the Pricing Supplement.

(d)
Preparation of Amendments and Supplements to Offering Documents. So long as the Initial Purchasers shall hold any of the Offered Securities, (i) if any event shall occur as a result of which, in the reasonable judgment of the Issuers or the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum to correct any untrue statement of a material fact or omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Time of Sale Document or the Final Offering Memorandum to comply with any Applicable Law, to prepare, at the expense of the Issuers, an appropriate amendment or supplement to the Time of Sale Document and the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that (A) as so amended or supplemented, the Time of Sale Document and the Final Offering Memorandum will not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Time of Sale Document and the Final Offering Memorandum will comply with Applicable Law and (ii) if in the reasonable judgment of the Issuers it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum so that the Time of Sale Document and the Final Offering Memorandum will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Securities Act, to prepare an appropriate amendment or supplement to the Time of Sale Document or the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that the Time of Sale Document or the Final Offering Memorandum, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

(e)
“Blue Sky” Law Compliance. To cooperate with the Representative and the Representative’s counsel in connection with the qualification of the Securities under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions as the Representative may request and continue such qualification in effect so long as reasonably required for Exempt Resales. The Issuers will advise the Representative promptly of the suspension of any such exemption relating to the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such exemption, the Issuers shall use their best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)	Payment of Expenses. Whether or not any of the Offering or the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of the Time of Sale Document and the Final Offering Memorandum and any Canadian “wrapper” and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, (C) the preparation, issuance and delivery of the Securities, (D) the qualification of the Securities for offer and sale under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions (including, without limitation, the fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification) and (E) the furnishing of such copies of the Time of Sale Document and the Final Offering Memorandum, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchasers, (ii) all reasonable fees and expenses of the counsel and all fees and expenses of accountants and any other experts or advisors retained by the Issuers or the Guarantors, (iii) all fees and expenses (including fees and expenses of counsel) of the Issuers or the Guarantors in connection with approval of the Securities by DTC for “book-entry” transfer, (iv) all fees charged by rating agencies in connection with the rating of the Securities, (v) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee and all collateral agents, (vi) all costs and expenses with respect to creating, documenting and perfecting the security interests in any collateral securing the Securities pursuant to the Collateral Documents (including without limitation, filing and recording fees, search fees, taxes and costs of title policies and the reasonable fees and expenses of Cravath, Swaine & Moore LLP, counsel to the Initial Purchasers in the creation, documentation and perfection of such security interests, for all periods prior to and after the Closing Date) and (vii) all other out-of-pocket fees, disbursements and expenses incurred by Initial Purchasers in connection with its services to be rendered hereunder including, without limitation, travel and lodging expenses, chartering of airplanes, roadshow or investor presentation expenses, word processing charges, the costs of printing or producing any investor presentation materials, messenger and duplicating service expenses, facsimile expenses and other customary expenditures. Notwithstanding the above if the Offering is consummated, the Issuers and the Guarantors shall not be obligated to reimburse the fees, disbursement and expenses incurred by the Initial Purchasers or their counsel under Section 5(f)(vii), nor any other fees and expenses to the extent such fees and expenses would customarily be paid by an underwriter in connection with an underwritten offering (other than reasonable legal fees under Section 5(f)(vi)).

(g)	Use of Proceeds. To use the proceeds of the Offering in the manner described in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds.”

(h)	Transaction Documents. To do and perform all things required to be done and performed under the Documents prior to and after the Closing Date.

(i)	Integration. Not to, and to ensure that no affiliate of the Issuers will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the

Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or to the Subsequent Purchasers of the Securities.

(j)
Restriction on Sale of Securities. From and including the date of this Agreement through and including the 90th day after the date of this Agreement, not to, without the prior written consent of the Representative, directly or indirectly issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option or right to sell or otherwise transfer or dispose of any debt securities of or guaranteed by the Issuers or any of the Subsidiaries (other than the Securities issued under this Agreement) or any securities convertible into or exercisable or exchangeable for any debt securities of or guaranteed by the Issuers or their Subsidiaries. For the avoidance of doubt, the consummation of any credit, term, warehouse, inventory or securitization facility used to fund the business shall not be restricted by this clause (j).

(k)
Stabilization or Manipulation. Not to take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise.

(l)	DTC. To comply with the representation letter of the Issuers to DTC relating to the approval of the Securities by DTC for “book-entry” transfer.

(m)
Rule 144A Information. For so long as any of the Securities remain outstanding, during any period in which the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request, to any owner of the Securities in connection with any sale thereof and any prospective Subsequent Purchasers of such Securities from such owner, the information required by Rule 144A(d)(4) under the Securities Act.

(n)
Furnish Trustee and Noteholder Reports. For three years after the Closing Date, to furnish to the Representative copies of all reports and other communications (financial or otherwise) furnished by the Issuers to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Issuers with the SEC or any national securities exchange on which any class of securities of the Issuers may be listed; provided, however, that so long as the Issuers (or any successor) are subject to, or are otherwise voluntarily complying with, the reporting requirements of either Section 13 or Section 15 of the Exchange Act and are timely filing such reports with the SEC on EDGAR, such reports and other communications will be deemed to have been furnished to the Representative upon the filing thereof with SEC on EDGAR.

(o)
Additional Offering Materials. Except as otherwise permitted or contemplated by the Indenture, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Securities other than the Time of Sale Document and the Final Offering Memorandum and any amendments and supplements to the Preliminary Offering Memorandum or the Final Offering Memorandum prepared in compliance with this Agreement, (ii) solicit any offer to buy or offer to sell the

Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, or (iii) engage in any directed selling efforts within the meaning of Regulation S under the Securities Act, and all such persons will comply with the offering restrictions requirement of Regulation S.

(p)
Sale of Restricted Securities. During the one year period after the Closing Date (or such shorter period as may be provided for in Rule 144 under the Securities Act, as the same may be in effect from time to time), to not, and to not permit any current or future Subsidiaries of either the Issuers or any other affiliates controlled by the Issuers to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by the Issuers, any current or future Subsidiaries or any other affiliates controlled by the Issuers, except pursuant to an effective registration statement under the Securities Act.

(q)
Stamp Taxes. To pay all stamp or other issuance or transfer taxes or duties or other similar fees or charges which may be imposed by any governmental or regulatory authority in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities.

(r)
Security Interests. To complete on or prior to the Closing Date all filings and other similar actions required in connection with the perfection of security interests as and to the extent contemplated by the Collateral Documents.

(s)	Investment Company. The Issuers and the Subsidiaries will conduct their businesses in a manner so as to not be required to register under the Investment Company Act.
6.    Representations and Warranties of the Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants that:

(a)
Initial Purchaser Status, Resale Terms. It is a “QIB” (as defined in Rule 144A under the Securities Act) and it will offer the Offered Securities for resale only upon the terms and conditions set forth in this Agreement and in the Time of Sale Document and the Final Offering Memorandum.

(b)
Offering of Offered Securities. It will solicit offers to buy the Offered Securities only from, and will offer and sell the Offered Securities only to, persons reasonably believed by such Initial Purchaser (A) to be QIBs in transactions meeting the requirements of Rule 144A under the Securities Act or (B) to not be “U.S. persons” (as defined under Regulation S under the Securities Act) and in compliance with laws applicable to such persons in jurisdictions outside of the United States; provided, however, that in purchasing such Offered Securities, such persons are deemed to have represented and agreed as provided under the caption “Transfer Restrictions” contained in the Time of Sale Document and the Final Offering Memorandum.

(c)
General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D in violation of the Securities Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or, with respect to Offered Securities to be sold in reliance on Regulation S under the Securities Act, by means of any directed selling efforts be made by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Offered Securities.

7.    Conditions. The obligation of the Initial Purchasers to purchase the Offered Securities under this Agreement is subject to the accuracy of the representations and warranties on the part of the Issuers and Guarantors set forth in Section 4 hereof as of the date hereof and as of the Closing Date (as though made on such Closing Date) and to the timely performance by each of the Issuers and the Guarantors of its respective covenants and obligations hereunder and the satisfaction of each of the following conditions:

(a)	Closing Deliverables. The Representative shall have received on the Closing Date:

(i)
Officers’ Certificate. A certificate dated the Closing Date, signed by (1) the Chief Executive Officer and (2) the principal financial or accounting officer of each Issuer and the Guarantors, on behalf of each Issuer and the Guarantors, to the effect that (a) the representations and warranties set forth in Section 4 hereof, in each of the Documents and the Perfection Certificate are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (b) the Issuers and the Guarantors have performed and complied with all covenants and agreements hereunder and satisfied all conditions in all material respects on their part to be performed or satisfied at or prior to the Closing Date and (c) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Time of Sale Document and the Final Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate has resulted in a Material Adverse Change.

(ii)	Secretary’s Certificate. A certificate, dated the Closing Date, executed by the Secretary of the Issuers and each Guarantor, certifying such matters as the Representative may reasonably request.

(iii)
Good Standing Certificates. Certificates evidencing the good standing of the Issuers and the Guarantors in their respective jurisdictions of organization and the good standing of the Issuers and the Subsidiaries in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(iv)	Solvency Certificate. A certificate of solvency, dated the Closing Date, executed by the principal financial or accounting officer of each Issuer in the form of Exhibit A attached hereto.

(v)
Issuers Counsel Opinion. The opinion and negative assurance letter of DLA Piper LLP (US), counsel to the Issuers, each dated the Closing Date, in the forms of Exhibit B and Exhibit C hereto, respectively, and the opinion of Snell & Wilmer L.L.P., counsel to the Issuers, dated the Closing Date, in the form of Exhibit E hereto.

(vi)	General Counsel Opinion. The opinion of Jon D. Ehlinger, General Counsel of the Issuers, dated the Closing Date, in the form of Exhibit D attached hereto.

(vii)
Initial Purchasers Counsel Opinion. An opinion, dated the Closing Date, of Cravath, Swaine & Moore LLP, counsel to the Initial Purchasers, in form satisfactory to the Representative covering such matters as are customarily covered in such opinions.

(viii)
Comfort Letters. From Grant Thornton LLP, the registered public or certified public accountants of the Issuers, (A) a customary initial comfort letter delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), dated the date hereof, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to the financial statements and certain financial information contained in the Time of Sale Document and the Final Offering Memorandum, and (B) a customary “bring-down” comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that Grant Thornton LLP which includes, among other things, a reaffirmation of the statements made in its initial letter furnished pursuant to clause (A) with respect to such financial statements and financial information contained in the Time of Sale Document and the Final Offering Memorandum.

(b)
Executed Documents. The Representative shall have received fully executed originals of each Document (each of which shall be in full force and effect on terms reasonably satisfactory to the Representative), and each opinion, certificate, letter and other document to be delivered in connection with the Offering or any other Transaction.

(c)	Collateral.

(i)
The Representative shall have received the results of a recent lien search in each of the jurisdictions where assets of the Issuers and the Secured Guarantors are located and any jurisdictions in which valid filing with respect to such assets of the Issuers and the Secured Guarantors may be in effect, and such search shall reveal no Liens on any of the assets of the Issuers and the Secured Guarantors or their respective subsidiaries except for Permitted Collateral Liens.

(ii)
Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents, or under law or reasonably requested by the Representative, in each case, to be filed, registered or recorded, or delivered for filing on or prior to the Closing Date, including, for the benefit of the holders of the Notes, a perfected first-priority Lien and security interest on the First-Lien Collateral and a perfected second-priority Lien and security interest in the Second-Lien Collateral that can be perfected by the making of such filings, registrations or recordations, prior and superior to the right of any other person (other than Permitted Collateral Liens), shall be executed and in proper form for filing, registration or recordation.

(iii)
On or prior to the Closing Date, the Initial Purchasers shall have received conformed counterparts of each of the Collateral Documents that shall have been executed and delivered by duly authorized officers of each party thereto, in form and substance reasonably satisfactory to the Representative.

(iv)
On or prior to the Closing Date, the Initial Purchasers shall have received conformed counterparts of the Intercreditor Agreement that shall have been executed and delivered by duly authorized officers of each party thereto, in form and substance reasonably satisfactory to the Representative.

(v)	On or prior to the Closing Date, the Initial Purchasers shall have received a completed Perfection Certificate, which shall be correct and complete as of the Closing Date.

(vi)
The Collateral Agent shall have received on the Closing Date, in form and substance reasonably satisfactory to the Representative, such other approvals, opinions, or documents as the Collateral Agent may reasonably request in form and substance reasonably satisfactory to the Collateral Agent.

(vii)
The Collateral Agent and its counsel shall be satisfied that (a) the Lien granted to the Collateral Agent, for the benefit of the Collateral Agent, the Trustee and the holders of the Notes (the “Secured Parties”) in the Collateral is of the priority described in the Time of Sale Document and the Final Offering Memorandum and (b) no Lien exists on any of the Collateral, other than the Lien created in favor of the Collateral Agent, for the benefit of the Secured Parties pursuant to a Collateral Document in each case subject to the Permitted Collateral Liens.

(d)
No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Time of Sale Document (exclusive of any amendment or supplement thereto), there shall not have been any Material Adverse Change that could, in the sole judgment of the Representative be expected to (i) make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Document and the Final Offering Memorandum, or (ii) materially impair the investment quality of any of the Securities.

(e)
No Hostilities. Any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the Representative’s sole judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Offered Securities on the terms and in the manner contemplated in the Time of Sale Document and the Final Offering Memorandum or to enforce contracts for the sale of any of the Offered Securities.

(f)
No Suspension in Trading; Banking Moratorium. (i) A suspension of trading generally in securities on the New York Stock Exchange LLC or The Nasdaq Stock Market LLC or any setting of limitations on prices for securities generally occurs on any such exchange or market or (ii) the declaration of a banking moratorium by any Governmental Authority has occurred or the taking of any action by any such Governmental Authority in the United States after the date hereof in respect of its monetary or fiscal affairs that, in the Representative’s sole judgment, could reasonably be expected to have a material adverse effect on the financial markets in the United States.

(g)
Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of the Documents and the Transactions and all other legal matters relating of the offering, issuance and sale of the Securities and the Transactions shall be reasonably satisfactory in all material respects to counsel to the Initial Purchasers; and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(h)	Reserved.

(i)
Tender Offer and Consent Solicitation and Notice of Redemption. The cash tender offer (the “Tender Offer”) for any and all of the Issuers’ 12.625% Senior Secured Notes due 2017 (the “2017 Notes”) and the related solicitation of consents, as described in the Issuers’ Offer to Purchase and Consent Solicitation Statement, dated May 19, 2014 (the “Offer to Purchase”) and the accompanying letter of transmittal and consent, shall have commenced on the terms and subject to the conditions set for in such documents. The Issuers (i) shall have accepted for purchase at least 66 2/3% of the outstanding aggregate principal amount of the 2017 Notes in the Tender Offer, (ii) shall have received valid Consents (as defined in the Offer to Purchase) from holders of at least 66 2/3% of the outstanding aggregate principal amount of the 2017 Notes (held by persons other than the Issuers or affiliates of the Issuers), (iii) shall have executed and delivered a supplemental indenture to the indenture dated June 4, 2010, by and among the Issuers, the Guarantors party thereto and Wells Fargo Bank, National Association, as amended (the “2017 Indenture”), and all other required documents to substantially remove all restrictive covenants and release all liens on collateral securing the 2017 Notes and (iv) on or prior to the Closing Date, shall have delivered an irrevocable notice of redemption relating to all remaining outstanding 2017 Notes and have discharged their obligations under the 2017 Notes and 2017 Indenture in accordance with the provisions of the 2017 Indenture.

8.    Indemnification and Contribution.

(a)
Indemnification by the Issuers and the Guarantors. Each Issuer and each of the Guarantors jointly and severally agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the

Exchange Act, against any losses, claims, damages or liabilities of any kind to which such Initial Purchaser, its affiliates, directors, officers, employees or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Issuers, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)
any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Document, any Issuers Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto;

(ii)
the omission or alleged omission to state, in the Time of Sale Document, any Issuers Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

and, subject to the provisions hereof, will reimburse, as incurred, each Initial Purchaser and its affiliates, directors, officers, employees and each such controlling persons for any legal or other expenses incurred by such person in connection with investigating, defending against, settling, compromising, paying or appearing as a third-party witness in connection with any such loss, claim, damage, liability, expense or action in respect thereof; provided, however, the Issuers and the Guarantors will not be liable in any such case to the extent (but only to the extent) that a court of competent jurisdiction shall have determined by a final, unappealable judgment that such loss, claim, damage, liability or expense resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in the Time of Sale Document, any Issuers Additional Written Communication or the Final Offering Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning any Initial Purchaser furnished to the Issuers by the Initial Purchasers through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by such Initial Purchaser to the Issuers through the Representative consists of the information set forth in Section 13. The indemnity agreement set forth in this Section 8 shall be in addition to any liability that the Issuers and the Guarantors may otherwise have to the indemnified parties.

(b)
Indemnification by the Initial Purchasers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each of the Issuers, each of the Guarantors, each of their respective directors, officers and each person, if any, who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages, liabilities or expenses to which the Issuers, such Guarantors or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as a court of competent jurisdiction shall have determined by a final, unappealable judgment that such losses, claims, damages, liabilities or expenses (or actions in respect thereof) have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Document or the Final Offering Memorandum or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Issuers by such Initial Purchaser through the Representative specifically for use therein as set forth in Section 13; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses as such expenses are reasonably incurred by the Issuers, each of the Guarantors or any such director, officer or controlling person in connection with any such loss, claim, damage, liability, expense or action in respect thereof. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liability that any Initial Purchaser may otherwise have to the indemnified parties.

(c)
Notifications and Other Indemnification Procedures. As promptly as reasonably practicable after receipt by an indemnified party under this Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under Section 8(a) or (b) above unless and only to the extent it is materially prejudiced as a proximate result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 8(a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect, jointly with any other indemnifying party similarly notified by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8(c) for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the indemnified party in the case of Section 8(a) or the Issuers in the case of Section 8(b), representing the indemnified parties under such Section 8(a) or (b), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 8(c), in which case the indemnified party may effect such a settlement without such consent.

(d)
Settlements. No indemnifying party shall be liable under this Section 8(d) for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.

(e)
Contribution. In circumstances in which the indemnity agreements provided for in this Section 8 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand, or any Initial Purchaser pursuant to Section 8(b) above, on the other hand, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

(f)
Equitable Consideration. The Issuers, the Guarantors and the Initial Purchasers agree that it would not be equitable if the amount of such contribution determined pursuant to Section 8(e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 8(e). Notwithstanding any other provision of this Section 8, no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligation to contribute hereunder shall be several in proportion to their respective purchase obligations hereunder and not joint. For purposes of Section 8(e), each director, officer and employee of any Initial Purchaser, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as such Initial Purchaser, and each director, officer and employee of the Issuers and the Guarantors, and each person, if any, who controls the Issuers or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers and the Guarantors.

9.    Termination. The Representative may terminate this Agreement at any time prior to the Closing Date by written notice to the Issuers if any of the events described in Sections 7(d)

(No Material Adverse Change), 7(e) (No Hostilities) or 7(f) (No Suspension in Trading; Banking Moratorium) shall have occurred. Any termination pursuant to this Section 9 shall be without liability on the part of (a) non-defaulting Issuers or non-defaulting Guarantors to the Initial Purchasers, except that the Issuers and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 5(f) hereof or (b) the non-defaulting Initial Purchasers to the Issuers or the Guarantors, except, in the case of each of clauses (a) and (b), that the provisions of Sections 9 and 10 hereof shall at all times be effective and shall survive such termination.
10.    Survival. The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements of the Issuers and the Guarantors set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, (ii) the acceptance of the Securities, and payment for them hereunder, and (iii) any termination of this Agreement.
11.    Defaulting Initial Purchasers. If, on the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase Offered Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Offered Securities which such defaulting Initial Purchasers agreed but failed or refused to purchase is not more than one tenth of the aggregate principal amount of Offered Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Offered Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Offered Securities set forth opposite the names of all such non-defaulting Initial Purchasers to purchase the Offered Securities which such defaulting Initial Purchasers agreed but failed or refused to purchase on such date. If, on the Closing Date any of the Initial Purchasers shall fail or refuse to purchase Offered Securities which they have agreed to purchase hereunder on such date and the aggregate principal amount of Offered Securities with respect to which such default occurs is more than one tenth of the aggregate principal amount of Offered Securities to be purchased on such date, and arrangements satisfactory to the non-defaulting Initial Purchasers and the Issuers for the purchase of such Offered Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or of the Issuers or any Guarantor. Any action taken under this Section 11 shall not relieve any defaulting Initial Purchasers from liability in respect of any default of such Initial Purchasers under this Agreement.
12.    No Fiduciary Relationship. The Issuers and the Guarantors hereby acknowledge that each Initial Purchaser is acting solely as an initial purchaser in connection with the purchase and sale of the Offered Securities. The Issuers and the Guarantors further acknowledge that each Initial Purchaser is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that any Initial Purchaser act or be responsible as a fiduciary to either the Issuers, the Guarantors or their respective management, stockholders or creditors or any other person in connection with any activity that any Initial Purchaser may undertake or have undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. Each Initial Purchaser hereby expressly disclaims any fiduciary or similar obligations to either the Issuers or the Guarantors, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Issuers and the Guarantors hereby confirm their understanding and agreement to that effect. The Issuers, the Guarantors and the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by any Initial Purchasers to the Issuers and the Guarantors regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to the Issuers and the Guarantors. The Issuers and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that either of the Issuers or the Guarantors may have against any Initial Purchaser with respect to any breach or alleged breach of any fiduciary or similar duty to the Issuers or the Guarantors in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
13.    Information Supplied by Initial Purchasers. Each of the Issuers and the Guarantors hereby acknowledge that, for purposes of Section 4(c) and Section 8 hereof, the only information that the Initial Purchasers have furnished to the Issuers through the Representative specifically for use in the Preliminary Offering Memorandum or the Final Offering Memorandum are the statements set forth in (a) the fourth sentence of the seventh paragraph and (b) the first sentence of the ninth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum.
14.    Miscellaneous.

(a)
Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Issuers, to: 4020 East Indian School Road, Phoenix, Arizona 85018, Facsimile: (602) 852-6632, Attention: Mark G. Sauder, Chief Financial Officer, and Kurt Wood, Senior Vice President and Treasurer, with a copy to: Jon D. Ehlinger, General Counsel, 4020 East Indian School Road, Phoenix, Arizona 85018, Facsimile: (602) 852-6632, and to: DLA Piper LLP (US), 2525 East Camelback Road, Suite 1000, Phoenix, Arizona 85016, Facsimile: (480) 606-5524, Attention: Steven D. Pidgeon, and (ii) if to the Initial Purchasers, to: Wells Fargo Securities, LLC, 550 South Tryon Street, Charlotte, North Carolina, Facsimile: (704) 410-4874, Attention: High Yield Syndicate, with a copy to: Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, NY 10019, Facsimile: (212) 474-3700, Attention: William V. Fogg, Esq. (or in any case to such other address as the person to be notified may have requested in writing).

(b)
Beneficiaries. This Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers, the Guarantors, the Initial Purchasers and to the extent provided in Section 8 hereof, the controlling persons, affiliates, officers, directors, partners, employees, representatives and agents referred to in Section 8 hereof and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from the Initial Purchasers merely because of such purchase.

(c)	Governing Law; Jurisdiction; Waiver of Jury Trial; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the Issuers and the Guarantors hereby expressly and irrevocably (i) submits to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the Transactions, and (ii) waives (a) its right to a trial by jury in any legal action or proceeding relating to this Agreement, the Transactions or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any Initial Purchaser and for any counterclaim related to any of the foregoing and (b) any obligation which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

(d)
Entire Agreement; Counterparts. This Agreement, together with the Engagement Letter, constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(e)	Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f)
Separability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g)
Amendment. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.

(h)
USA Patriot Act. The parties acknowledge that in accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

Please confirm that the foregoing correctly sets forth the agreement between the Issuers, the Guarantors and the Initial Purchasers.
Very truly yours,

ISSUERS:	DT ACCEPTANCE CORPORATION

By:
Name:
Title:

DRIVETIME AUTOMOTIVE GROUP, INC.

By:
Name:
Title:

GUARANTORS:	DRIVETIME CAR SALES COMPANY, LLC

By:
Name:
Title:

DRIVETIME SALES AND FINANCE COMPANY, LLC

By:
Name:
Title:

DRIVETIME OHIO COMPANY, LLC

By:
Name:
Title:

[[NYCORP:3455892v22:3626D: 05/22/2014--12:37 PM]]

CARVANA, LLC

By:
Name:
Title:

DT CREDIT COMPANY, LLC

By:
Name:
Title:

DT JET LEASING, LLC

By:
Name:
Title:

DRIVER’S SEAT, LLC

By:
Name:
Title:

DRIVETIME INSURANCE HOLDINGS, INC.

By:
Name:
Title:

MOTION INSURANCE, LLC

By:
Name:
Title:

Accepted and Agreed to:

WELLS FARGO SECURITIES, LLC
For itself and on behalf of the several Initial Purchasers listed in Schedule I hereto.

By:
Name:
Title: